                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-A/A
                                Amendment No. 1

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                KIRKLAND'S, INC.
               (Exact name of registrant as specified in charter)


              TENNESSEE                                   62-1287151

(State of incorporation or organization)   (I.R.S. Employer Identification no.)

            805 N. PARKWAY
          JACKSON, TENNESSEE                               38305

 (Address of Principal Executive Offices)                (Zip Code)


If this form relates to the registration of a class            If this form relates to the registration of a class
of securities pursuant to Section 12(b) of the                 of securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to General              Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [   ]              Instruction A.(d), check the following box. [X]


Securities Act registration statement file number to which this form relates:
333-86746


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                                           Name of Each Exchange on Which
to be so Registered                                           Each Class is to be Registered
-------------------                                           ------------------------------
  NOT APPLICABLE                                                         NOT APPLICABLE


Securities to be registered pursuant to Section 12(g) of the Act:


                           COMMON STOCK, NO PAR VALUE
                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Kirkland's, Inc. is registering shares of common stock, no par value, pursuant to a registration statement on Form S-1, File No. 333-86746, that was originally filed with the Securities and Exchange Commission on April 23, 2002 (as subsequently amended, the "Registration Statement"). The description of the common stock set forth in the section entitled "Description of Capital Stock" in the prospectus forming a part of the Registration Statement, including any prospectus relating thereto filed subsequently pursuant to Rule 424 of the Securities Act of 1933, as amended, is hereby deemed to be incorporated by reference into this registration statement in accordance with the Instruction to
Item 1 of this Form.


ITEM 2.  EXHIBITS.

 *1. Amended and Restated Charter of Kirkland's, Inc. (Incorporated by Reference to Exhibit 3.2 of Amendment No. 4 to the Registration Statement filed on July 10, 2002)

  2. Amended and Restated Bylaws of Kirkland's (Incorporated by Reference to Exhibit 3.4 of Amendment No. 4 to the Registration Statement filed on July 10, 2002)

  3.     Form of Specimen Stock Certificate (Incorporated by Reference to
         Exhibit 4.1 of the Registration Statement)

**4. Pages 77-81 of the Prospectus included in Amendment No. 3 to the Registration Statement, as filed with the Commission on June 24, 2002, containing the section titled "Description of Capital Stock" (previously filed as Exhibit 6 to the registrant's Form 8-A filed on June 24, 2002).
         _________________

 * Incorporated by reference.
** Previously filed.

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    KIRKLAND'S, INC. INC.


                                    By:      /s/ Robert E. Alderson
                                       ----------------------------------------
                                    Name:    Robert E. Alderson
                                    Title:   Chief Executive Officer


Date:    July 10, 2002